SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             September 10, 2002
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                     (Date of earliest event reported)



                         Commonwealth Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)



     Pennsylvania                   0-27942                    23-2828883
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(State or other jurisdiction (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                19401
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(Address of principal executive offices)                      (Zip Code)



                               (610) 313-1600
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           (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events
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    On September 10, 2002, Commonwealth Bancorp, Inc. announced that its
Board of Directors declared a cash dividend of $0.17 per share of common stock. The dividend is payable October 11, 2002, to shareholders of record at the close of business on September 27, 2002. For additional information, reference is made to the Press Release, dated September 10, 2002, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated September 10, 2002





















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     COMMONWEALTH BANCORP, INC.



Date: September 10, 2002             By:  /s/Charles M. Johnston
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                                          Charles M. Johnston
                                          Chief Financial Officer





















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